As filed with the Securities and Exchange Commission on December 14, 1995
                                           Registration No.  33-

                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM S-8
                       REGISTRATION STATEMENT
                              Under
                   The Securities Act of 1933

                      Norwest Corporation
    (Exact name of registrant as specified in its charter)
   Delaware                    6711                     41-0449260
(State or other    (Primary Standard Industrial      (I.R.S. Employer
jurisdiction of    Classification Code Number)      Identification No.)
incorporation or
organization)
                           Norwest Center
                        Sixth and Marquette
                 Minneapolis, Minnesota  55479-1026
                           612-667-1234
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


             NORWEST CORPORATION MASTER SAVINGS TRUST
                       (Full title of the plan)

                          ________________

                         Stanley S. Stroup
             Executive Vice President and General Counsel
                       Norwest Corporation
                         Norwest Center
                       Sixth and Marquette
               Minneapolis, Minnesota  55479-1026
                          612-667-8858
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

Title of Securities      Amount         Proposed Maximum
to Be                    to Be           Offering Price
Registered             Registered          Per Share

Common Stock            6,000,000             N/A
(par value $1-2/3        shares
per share) (1)

Proposed
Maximum                    Amount of
Aggregate                Registration
Offering Price               Fee

$204,000,000 (2)           $70,339


(1) Each share of the registrant's common stock includes one preferred stock purchase right. In addition, pursuant to Rule
416(c) under the Securities Act of 1933, this Registration
Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(2) Estimated solely for purposes of computing the registration fee, in accordance with Rule 457(h), based on the average of the high and low prices of the Corporation's Common Stock reported on the New York Stock Exchange composite tape on December 7, 1995.

_____________________________________________________



                                PART II

INFORMATION NOT REQUIRED IN THE REGISTRATION
STATEMENT


Item 3.  Incorporation of Documents by Reference.

     The following documents filed with the Securities and Exchange Commission by the Registrant are incorporated by reference in this Registration Statement:

     (a)  Annual Report on Form 10-K for the year ended December
31, 1994;

     (b)  Norwest Corporation Savings-Investment Plan's Annual
Report on Form 11-K for the year ended December 31, 1994;

     (c)  Quarterly Reports on Form 10-Q for the quarters ended
March 31, 1995, June 30, 1995 and September 30, 1995;

     (d)  Current Reports on Form 8-K dated January 9, 1995,
January 27, 1995, February 17, 1995, April 21, 1995, July 3, 1995,
September 13, 1995, October 4, 1995 and November 1, 1995; and

     (e) The descriptions of Norwest Corporation common stock, par value $1-2/3 per share, and Series A Junior Participating
Preferred Stock Purchase Rights contained in registration statements filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating such descriptions.

     All reports subsequently filed by the Registrant pursuant to Sections 13(a) and (c) of the Exchange Act and any definitive proxy or information statements filed pursuant to Section 14 of the Exchange Act in connection with any subsequent stockholders' meeting and any reports filed pursuant to Section 15(d) of the Exchange Act prior to the filing of a posteffective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

         Not applicable.


                                   II-1



Item 5.  Interests of Named Experts and Counsel.

     The legality of the shares of Common Stock to which this Registration Statement relates has been passed upon by Stanley S. Stroup, Executive Vice President and General Counsel of the Registrant. At September 30, 1995, Mr. Stroup was the beneficial owner of 108,053 shares and held options to acquire 247,410 additional shares of Common Stock of the Registrant.

Item 6.  Indemnification of Directors and Officers.

     Section 145 of the Delaware General Corporation Law authorizes indemnification of directors and officers of a Delaware corporation under certain circumstances against expenses, judgments, and the like in connection with an action, suit, or proceeding. Article Fourteenth of the Certificate of Incorporation of the Registrant provides for broad indemnification of directors and officers of the Registrant. The Registrant also maintains insurance coverage relating to certain liabilities of directors and officers.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

     4.1 -- Restated Certificate of Incorporation of Norwest Corporation, as amended (incorporated by reference to Exhibit 3(b) to the Registrant's Current Report on Form 8-K dated June 28, 1993 (File No. 1-2979) and Exhibit 3 to Registrant's Current Report on Form 8-K dated July 3, 1995 (File No. 1-2979)).

     4.2    -- By-Laws of Norwest Corporation, as
               amended(incorporated by reference to Exhibit 4(c) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1991 (File No. 1-2979)).

     4.3 -- Rights Agreement, dated as of November 22, 1988, between Norwest Corporation and Citibank, N.A., including as Exhibit A the form of Certificate of Designation of Powers, Preferences and Rights setting forth the terms of the Series A Junior Participating Preferred Stock, without par value (incorporated by reference to Exhibit 1 to the Registrant's Form 8-A dated December 6, 1988); Certificate of Adjustment dated July 21, 1989 (incorporated by reference to Exhibit 3 to Form 8 dated July 21, 1989); and Certificate of Adjustment dated June 28, 1993 (incorporated by reference to Exhibit 4 to Form 8-A/A dated June 29, 1993).

     5    --   Opinion of General Counsel of Norwest Corporation.

     23.1 --   Consent of General Counsel of Norwest Corporation
               (included as part of Exhibit 5 filed herewith).

     23.2 -- Consent of KPMG Peat Marwick LLP (concerning financial statements of Norwest Corporation and of the Norwest Corporation Savings-Investment Plan).


                                  II-2
     24   --   Powers of Attorney.

     99.1 --   Norwest Corporation Master Savings Trust Agreement
               (incorporated by reference to Exhibit 28(a) to the Registrant's Registration Statement No. 33-38767).

     99.2 -- Norwest Corporation Savings-Investment Plan, as amended and restated effective January 1, 1991 (incorporated by reference to Exhibit 28(b) to the Registrant's Registration Statement No. 33-38767).

     The Registrant has submitted the employee benefit plan described herein and all amendments thereto, and will submit any subsequent amendments thereto, to the Internal Revenue Service (the "IRS") in a timely manner and has made and will make all changes required by the
IRS in order to qualify the plan.

Item 9.  Undertakings.

(a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period, in which offers or sales are being made, a posteffective amendment to this Registration Statement:

          (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

         (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent posteffective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration
         Statement; and

         (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a posteffective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such posteffective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (3) To remove from registration by means of a posteffective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Securities Exchange Act of
1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 14th day of December
1995.

                          NORWEST CORPORATION

                          By:  /s/   Richard M. Kovacevich
                                     Richard M. Kovacevich
                                     President and Chief Executive
                                       Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 14th day of December 1995, by the following persons in the capacities indicated.

/s/ Richard M. Kovacevich      President and Chief Executive
Officer
    Richard M. Kovacevich        (Principal Executive Officer)


/s/ John T. Thornton           Executive Vice President and Chief
    John T. Thornton             Financial Officer
                                (Principal Financial Officer)

/s/ Michael A. Graf            Senior Vice President and Controller
    Michael A. Graf            (Principal Accounting Officer)

DAVID A. CHRISTENSEN    )
GERALD J. FORD          )
PIERSON M. GRIEVE       )
CHARLES M. HARPER       )
WILLIAM A. HODDER       )
LLOYD P. JOHNSON        )                  A majority of the
REATHA CLARK KING       )                 Board of Directors*
RICHARD M. KOVACEVICH   )
RICHARD S. LEVITT       )
RICHARD D. McCORMICK    )
CYNTHIA H. MILLIGAN     )
IAN M. ROLLAND          )
STEPHEN E. WATSON       )
MICHAEL W. WRIGHT       )


* Richard M. Kovacevich, by signing his name hereto, does hereby sign this document on his own behalf and on behalf of each of the other directors named above pursuant to powers of attorney duly executed by such other persons.

                         /s/  Richard M. Kovacevich
                              Richard M. Kovacevich
                              Attorney-in-Fact

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustee of the Norwest Corporation Master Savings Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 14th day of December
1995.


                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                           as Trustee


                         By:  /s/ Douglas E. Krause
                                  Douglas E. Krause
                                  Assistant Vice President

                             INDEX TO EXHIBITS

Exhibit                                                    Sequential
Number               Description                           Page Number

4.1      Restated Certificate of Incorporation
         of Norwest Corporation, as amended
         (incorporated by reference to Exhibit 3(b) to the Registrant's Current Report on Form
         8-K dated June 28, 1993 (File No. 1-2979)
         and Exhibit 3 to Registrant's Current Report on Form 8-K dated July 3, 1995 (File No.
         1-2979)).

4.2      By-Laws of Norwest Corporation, as amended
         (incorporated by reference to Exhibit 4(c) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1991 (File No.
         1-2979)).

4.3 Rights Agreement, dated as of November 22, 1988, between Norwest Corporation and Citibank, N.A., including as Exhibit A the form of Certificate of Designation of Powers, Preferences and Rights setting forth the terms of the Series A Junior Participating Preferred Stock, without par value (incorporated by reference to Exhibit 1 to the Registrant's Form 8-A dated December 6, 1988); Certificate of Adjustment dated July 21, 1989 (incorporated by reference to Exhibit 3 to Form 8 dated July 21, 1989); and Certificate of Adjustment dated June 28, 1993 (incorporated by reference to Exhibit 4 to Form 8-A/A dated June 29, 1993).

5        Opinion of General Counsel of Norwest Corporation.

23.1     Consent of General Counsel of Norwest Corporation
         (included as part of Exhibit 5 filed herewith).

23.2 Consent of KPMG Peat Marwick LLP (concerning financial statements of Norwest Corporation and of the Norwest Corporation Savings-Investment Plan).

24       Powers of Attorney.

99.1     Norwest Corporation Master Savings Trust Agreement
         (incorporated by reference to Exhibit 28(a) to the Registrant's Registration Statement No. 33-38767).

99.2 Norwest Corporation Savings-Investment Plan, as amended and restated effective January 1, 1991
         (incorporated by reference to Exhibit 28(b) to the Registrant's Registration Statement No. 33-38767).




                                                        EXHIBIT 5

                   [LETTERHEAD OF STANLEY S. STROUP]





December 14, 1995



Board of Directors
Norwest Corporation
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-1000

Ladies and Gentlemen:

In connection with the proposed registration under the Securities Act of 1933, as amended, of 6,000,000 shares of common stock, par value $1-2/3 per share (the "Shares"), of Norwest
Corporation (the "Corporation") to be issued pursuant to the Norwest Corporation Savings-Investment Plan (the "Plan"), I have examined such corporate records and other documents, including the registration statement on Form S-8 to be filed with the Securities and Exchange Commission relating to the Shares (the "Registration Statement"), and have reviewed such matters of law as I have deemed necessary for this opinion. I advise you that in my opinion:

1. The Corporation is a corporation duly organized and existing under the laws of the State of Delaware.

2. The Corporation has taken all necessary corporate action to adopt the Plan, and the Plan is a validly existing employee benefit plan of the Corporation.

3. The Shares will, when issued in accordance with the terms of the Plan, be legally and validly issued and fully paid and nonassessable.

I consent to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,



/s/ Stanley S. Stroup



                                                     EXHIBIT 23.2

               [LETTERHEAD OF KPMG PEAT MARWICK LLP]



                  Independent Auditors' Consent



The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 18, 1995, incorporated herein by reference, related to the consolidated balance sheets of Norwest Corporation and subsidiaries as of December 31, 1994 and 1993 and the related consolidated statements of income, cash flows and stockholders' equity for each of the years in the three-year period ended December 31, 1994; and our report dated June 19, 1995, incorporated herein by reference, related to the statements of net assets of the Norwest Corporation Savings-Investment Plan as of December 31, 1994 and 1993 and the related statements of changes in net assets for each of the years in the three-year period ended December 31, 1994.



                                   /s/ KPMG Peat Marwick LLP



December 13, 1995
Minneapolis, Minnesota




                                                         EXHIBIT 24

                          NORWEST CORPORATION

                           Power of Attorney
                       of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                    /s/ David A. Christensen
                                        David A. Christensen



                         NORWEST CORPORATION

                          Power of Attorney
                     of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                    /s/ Gerald J. Ford
                                        Gerald J. Ford



                           NORWEST CORPORATION

                            Power of Attorney
                        of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                     /s/ Pierson M. Grieve
                                         Pierson M. Grieve



                           NORWEST CORPORATION

                            Power of Attorney
                        of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                               /s/ Charles M. Harper
                                   Charles M. Harper



                          NORWEST CORPORATION

                           Power of Attorney
                      of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                              /s/ William A. Hodder
                                  William A. Hodder



                         NORWEST CORPORATION

                          Power of Attorney
                     of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                    /s/ Lloyd P. Johnson
                                        Lloyd P. Johnson



                           NORWEST CORPORATION

                           Power of Attorney
                      of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                 /s/ Reatha Clark King
                                     Reatha Clark King



                         NORWEST CORPORATION

                          Power of Attorney
                       of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                             /s/ Richard M. Kovacevich
                                 Richard M. Kovacevich



                         NORWEST CORPORATION

                         Power of Attorney
                     of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                            /s/ Richard S. Levitt
                                Richard S. Levitt



                          NORWEST CORPORATION

                          Power of Attorney
                      of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                               /s/ Richard D. McCormick
                                   Richard D. McCormick



                            NORWEST CORPORATION

                             Power of Attorney
                         of Director and/or Officer



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                     /s/ Cynthia H. Milligan
                                         Cynthia H. Milligan



                         NORWEST CORPORATION

                         Power of Attorney
                    of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                     /s/ Ian M. Rolland
                                         Ian M. Rolland



                            NORWEST CORPORATION

                             Power of Attorney
                        of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                    /s/ Stephen E. Watson
                                        Stephen E. Watson



                         NORWEST CORPORATION

                         Power of Attorney
                     of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST
CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M.
KOVACEVICH, STANLEY S. STROUP, JOHN T.
THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 6,000,000 shares of Common Stock of the Corporation which may be issued pursuant to the Savings-
Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1995.



                                          /s/ Michael W. Wright
                                              Michael W. Wright